Exhibit 10.1

                      FORM OF NONQUALIFIED OPTION AGREEMENT

                             OPTION AWARD AGREEMENT

                             Issued Pursuant to the
                             2005 Stock Option Plan
                                  of Syms Corp

     THIS OPTION AWARD AGREEMENT ("Agreement"), effective as of the date, (the "Effective Date") set forth in the attached Certificate (the "Certificate"), represents the grant of a nonqualified option ("Option") by Syms Corp (the "Company"), to the person named in the Certificate (the "Participant") subject to the terms and conditions set forth below and pursuant to the provisions of the Syms Corp 2005 Stock Option Plan adopted by the Company's Board of Directors on April 17, 2005 and approved by the Company's stockholders on July 14, 2005 (the "Plan"). The Option granted hereby is intended to be an "NQSO" as such term is defined in the Plan and is not intended to be an "Incentive Option" as such term is defined in the Plan.

     If there is any inconsistency between the terms of this Agreement or the Certificate (on the one hand) and the terms of the Plan (on the other hand), the Plan's terms shall completely supersede and replace the conflicting terms of this Agreement or the Certificate (as the case may be). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

     1. General Option Grant Information. The individual named above has been selected to be a Participant in the Plan and receive a nonqualified option grant, as specified in the Certificate.

     2. Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Shares set forth in the Certificate, at the stated Option Price per share, which is one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, as determined in the manner and subject to the terms and conditions of the Plan and this Agreement.

     3. Option Term. The term of this Option begins as of the Effective Date and continues through the Date of Expiration as specified in the Certificate, unless sooner terminated in accordance with the terms of this Agreement.

     4. Vesting Period. (a) In General. Except as set forth in Section 7 below, if the Participant's employment or service as a Director terminates before the last vesting date set forth in the Certificate, the portion of the Option granted hereby that is unvested as of the date of termination of employment or Directorship shall be forfeited. Subject to the terms of this Agreement and the Plan, this Option shall vest and be exercisable as indicated in the Certificate. For the specified vesting to occur on any vesting date set forth therein, the Participant must be continuously employed by or serving as a Director of the Company or any of its Affiliates from the Effective Date through such vesting date.

     (b) No Partial Vesting. (b) Except as set forth in Section 17 hereof, in no event shall the Participant have any rights to exercise any portion of the Option granted hereunder: (i) prior to the date such portion vests pursuant to the Vesting Schedule set forth in the Certificate; or (ii) with respect to any partial Share.

     5. Exercise. The Participant, or the Participant's representative upon the Participant's death or disability, may exercise this Option at any time prior to the termination of the Option, subject to and as provided in Sections 3 and 8.

     6. How to Exercise. Once vested, the Options hereby granted shall be exercised by written notice to the Committee or such other administrator appointed by the Committee, specifying the number of Shares subject to this Option Participant desires to exercise. The Option Price of the Options shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise. In no event may the Option be exercised for a fraction of a share.

     Unless otherwise determined by the Committee, all cash payments under all of the methods indicated above shall be paid in United States dollars.

     7. Nontransferability. (a) In General. Except as may be provided in Section 7(b) below, this Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except as provided in the Plan. No assignment or transfer of the Option in violation of this Section 7, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever.

     (b) Transfers With The Consent of the Committee. With the prior written consent of the Committee, the Option granted hereby may be transferred by the Participant to any person or entity specified in such prior written consent (each, a "Permitted Assignee"); provided, however, that if such consent is granted, the Permitted Assignee shall be subject to the terms of this Agreement and the Plan unless an exception is granted in writing by the Committee.

     8. Termination of Option. (a) Termination for Cause. In the event of the termination of the Participant's employment or service as a Director for cause, this Option and all rights granted hereunder shall be forfeited and deemed cancelled and no longer exercisable on the date of such termination, unless the Committee determines otherwise. For purposes of this Agreement, the term "cause" shall be defined as actions by the Participant which constitute malfeasance. Malfeasance includes, but is not limited to, the Participant engaging in fraud, dishonest conduct or other criminal conduct. A determination of cause shall be made in the sole discretion of the Committee.

     (b) Termination Without Cause. Unless otherwise determined by the Committee, in the event of the termination of the Participant's employment or service as a Director other than for cause or other than as a result of the Participant's death or disability, this Option and all rights granted hereunder shall be forfeited and deemed cancelled and no longer exercisable on the 90th day after the date of such termination, provided, however, that (i) in no instance may the term of this Option, as so extended, exceed the Expiration Date, and (ii) only Option(s) not previously expired or exercised, to the extent vested and exercisable on the date of termination, shall be exercisable (i.e. no vesting shall occur during the aforementioned 90-day post-termination period).

     (c) Death. In the event the Participant dies while employed by or serving as a Director of the Company or any of its Subsidiaries or Affiliates, the Option to the extent not previously expired or exercised shall, to the extent vested and exercisable on the date of death, be exercisable by the estate of such Participant or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee, at any time within one year after the death of the Participant, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d) above.

     (d) Disability. In the event the Participant ceases to perform services of any kind (whether as an employee or Director) for the Company or any of its Subsidiaries or Affiliates due to permanent and total disability, the Participant, or his guardian or legal representative, or a Permitted Assignee, shall have the unqualified right to exercise the vested portion of the Option, to the extent not previously exercised or expired, as of the first date of permanent and total disability (as determined in the sole discretion of the Committee), at any time within one year after the first date of permanent and total disability, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d), above. For purposes of this Agreement, the term "permanent and total disability" means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and the permanence and degree of which shall be supported by medical evidence satisfactory to the Committee. Notwithstanding anything to the contrary set forth herein, the Committee shall determine, in its sole and absolute discretion, (1) whether the Participant has ceased to perform services of any kind due to a permanent and total disability and, if so, (2) the first date of such permanent and total disability.

     9. Administration. This Agreement and the rights of the Participant hereunder and under the Certificate are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, this Agreement and the Certificate, all of which shall be binding upon the Participant. Any inconsistency between the Agreement or the Certificate (on the one hand) and the Plan (on the other hand) shall be resolved in favor of the Plan.

     10. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of the Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

     11. Adjustments. The number of Shares subject to this Option, and the exercise price, shall be subject to adjustment in accordance with Section 4.4 of the Plan.

     12. Exclusion from Pension Computations. By acceptance of the grant of this Option, the Participant hereby agrees that any income or gain realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensation and shall not be taken into account, to the extent permissible under applicable law, as "wages", "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its Subsidiaries or Affiliates.

     13. Amendment. Except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or this Agreement shall adversely affect in any material way the Options granted under this Agreement without the written consent of the Participant holding such Options. Notwithstanding the foregoing, the Committee may make adjustments to the Options granted pursuant to this Agreement to take account of certain nonrecurring events as contemplated by Sections 4.4 and 17.2 of the Plan.

     14. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at Syms Way, Secaucus, New Jersey 07094, Attn: Antone F. Moreira, or at such other address as the Company by notice to the Participant may designate in writing from time to time; and if to the Participant, at the address shown below his or her signature on the Certificate, or at such other address as the Participant by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

     15. Withholding Taxes. The Company shall have the right to withhold from wages or other amounts otherwise payable to the Participant (or a Permitted Assignee thereof), or otherwise require such Participant or Permitted Assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option, or any other taxable event occurring pursuant to the Plan, this Agreement or the Certificate. If, notwithstanding the foregoing, the Participant (or a Permitted Assignee thereof) shall fail to actually or constructively make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or Permitted Assignee) may make a written election, which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or Permitted Assignee) pursuant to any Award, or
(ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

     16. Registration; Legend. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Participant shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

     The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

     17. Change in Control. (a) In the event of the occurrence of a change in control of the Company (a "Change in Control"), this Option and all rights granted hereunder shall immediately vest and be exercisable in accordance with its terms with respect to those Shares not already vested and exercisable pursuant to the terms of this Option. For purposes of this Option, a "Change in Control" shall be deemed to occur if: (i) there shall have occurred a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, provided, however, that the foregoing event shall not be deemed to be a Change in Control if immediately prior to such transaction the Participant or an entity of which the Participant is an executive officer, director or more than five percent equity holder is, directly or indirectly, one of the new controlling parties; or (ii) the Company has merged or consolidated with, or sold substantially all of its assets to, another company, provided, however, that the foregoing event shall not be deemed to be a Change in Control if immediately prior to such transaction the Participant is an executive officer, director or more than five percent equity holder of the other party to the transaction or of any entity directly or indirectly controlling that party to the transaction.

     (b) Notwithstanding the foregoing, if in the event of a Change in Control, the successor company assumes or substitutes for this Option, then this Option shall not be accelerated as described in Section 17(a) hereof. For the purposes of this Section 17(b), this Option shall be considered assumed or substituted for if following the Change in Control, this Option or any award substituted therefor ("Substitute Award") confers the right to purchase or receive, for each Share subject to this Option, immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting the Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of this Option or the Substitute Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting the Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, in the event of a termination of the Participant's employment or Directorship in such successor company within twenty-four (24) months following such Change in Control, this Option or the Substitute Award held by such Participant at the time of the Change in Control shall be accelerated as described in Section 17(a) hereof.

     18. Miscellaneous. (a) Neither this Agreement nor the Certificate shall confer upon the Participant any right to continuation of employment by the Company, nor shall this Agreement interfere in any way with the Company's right to terminate the Participant's employment at any time.

     (b) The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Agreement until such time as the purchase price has been paid, and the Shares have been issued and delivered to the Participant.

     (c) This Agreement and the Certificate shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     (d) To the extent not preempted by federal law, this Agreement and the Certificate shall be governed by, and construed in accordance with the laws of the State of New Jersey, without regard to the principles of conflicts of law which might otherwise apply.

     (e) All obligations of the Company under the Plan, this Agreement and the Certificate with respect to the Option shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     (f) The provisions of this Agreement and the Certificate are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

     (g) By accepting this Award or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     (h) The Participant, every person claiming under or through the Participant, and the Company hereby waives to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan, this Agreement or the Certificate.

     19. Exculpation. This Option and all documents, agreements, understandings and arrangements relating hereto have been issued on behalf of the Company by officers acting on its behalf, and not by any person individually. None of the Directors, officers or stockholders of the Company nor the directors, officers or stockholders of any subsidiary or affiliate of the Company shall be bound or have any personal liability hereunder. Each party hereto shall look solely to the assets of the Company for satisfaction of any liability of the Company in respect of this Option and all documents, agreements, understanding and arrangements relating hereto and will not seek recourse or commence any action against any of the Directors, officers or stockholders of the Company or any of the directors, officers or stockholders of any subsidiary or affiliate of the Company, or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

     20. Captions. The captions in this Agreement are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

                                    Syms Corp
                              Optionee Certificate

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Granted To:   [Name]
              [Address]
              [Address]

              Social Security # xxx-xx-xxxx

     Effective [________________], you have been granted a Non-Qualified Stock Option to buy the following shares of Syms Corp (the "Company") common stock at $[________] per share.

Grant Date: ________          Options Granted: [___________]

     Expiration Date: ___/___/___  Option Price per share: [_______]

     Vesting Schedule:

          Vesting Date                   Percentage of Grant that Vests

          ___/___/___                    [__]%
          ___/___/___                    [__]%
          ___/___/___                    [__]%
          ___/___/___                    [__]%

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By your signature below, you agree that these options are granted under and governed by the terms and conditions of the Company's 2005 Stock Option Plan and the Option Award Agreement, all of which are attached and made a part of this document.

Date:    _____________________      Signature:       _________________________

Note: If there are any discrepancies in the name or address shown above, please make the appropriate correction on this form.

                               PLEASE RETURN TO:

                                   Syms Corp
                                    Syms Way
                               Secaucus, NJ 07094
                            Attn: Antone F. Moreira